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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                     -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported) December 13, 2000
                                                        -----------------


                           Delta Funding Corporation
                      -----------------------------------
             (Exact name of registrant as specified in its charter)


       New York                            333-96001               11-2609517
----------------------------               ------------            -------------
(State or other jurisdiction               (Commission             (IRS Employer
 of incorporation)                         File Number)            ID Number)


1000 Woodbury Road, Woodbury,  New York                               11797
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(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number,
 including area code:                                             (516) 364-8500
                                                                  --------------


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.  Other Events

Filing of Computational Materials.
---------------------------------

         This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) prepared and distributed by Greenwich Capital Markets, Inc., as an underwriter, in connection with the issuance by Delta Funding Home Equity Loan Trust 2000-4 of Home Equity Loan Asset-Backed Certificates, Series 2000-4. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association. Some or all of the Computational Materials were also distributed by Lehman Brothers and Countrywide Securities Corporation Inc., another underwriters; the legend which such underwriter placed on the Computational Materials is attached hereto as Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

          8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters.

         23.2     Consent of Stroock & Stroock & Lavan LLP (included in
                  Exhibit 8.1).

         99.1     Computational Materials.

         99.2     Legend of Greenwich Capital Markets, Inc.

         99.3     Legend of Countrywide Securities Corporation


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        DELTA FUNDING CORPORATION


                                        By: /s/ Dawn Ceccarini
                                            ------------------------------------
                                            Name:  Dawn Ceccarini
                                            Title: Vice President

Dated: December 14, 2000


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                                 EXHIBIT INDEX
                                 -------------

Exhibit
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 8.1     Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters.

23.2     Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 8.1).

99.1     Computational Materials.

99.2     Legend of Greenwich Capital Markets, Inc. for Computational Materials.

99.3     Legend of Countrywide Securities Corporation